UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.               )
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☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

MOD-PAC CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS MAY 26, 2005
PROPOSAL 1
CORPORATE GOVERNANCE AND BOARD MATTERS
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
OPTION GRANTS IN FISCAL 2004
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
CORPORATE PERFORMANCE GRAPH
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
PROPOSAL 2
PROPOSALS OF SHAREHOLDERS FOR 2006 ANNUAL MEETING
OTHER BUSINESS

MOD-PAC CORP.
1801 Elmwood Avenue, Buffalo, New York 14207

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS OF MOD-PAC CORP.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of MOD-PAC CORP. will be held at MOD-PAC’s Corporate Headquarters, 1801 Elmwood Avenue, Buffalo, New York, on Thursday, May 26, 2005 at 11:00 a.m., to consider and take action on the following:

1. To elect the Board of Directors,

 2. To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Company for the current fiscal year and

3. The transaction of such other business as may properly come before the meeting or any adjournment thereof.

     FURTHER NOTICE IS HEREBY GIVEN that the stock transfer books of the Company will not be closed, but only Shareholders of record at the close of business on April 11, 2005 will be entitled to notice of the meeting and to vote at the meeting.

SHAREHOLDERS WHO WILL BE UNABLE TO ATTEND THE ANNUAL MEETING IN PERSON MAY ATTEND THE ANNUAL MEETING BY PROXY. SUCH SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD (S) IN THE RETURN ENVELOPE ENCLOSED.

By Order of the Board of Directors
/s/ C. ANTHONY RIDER, Secretary

Buffalo, New York
Dated: April 25, 2005

PROXY STATEMENT
FOR
ANNUAL MEETING OF SHAREHOLDERS
MAY 26, 2005

     This Proxy Statement and the enclosed form of proxy are furnished to the Shareholders of MOD-PAC CORP., a New York corporation (“MOD-PAC” or the “Company”), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Thursday, May 26, 2005 at 11:00 a.m., and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. In addition to solicitation by mail, to the extent necessary to ensure sufficient representation at the Annual Meeting, solicitations may be made by personal interview, telecommunication by officers and other regular employees of the Company. The cost of this proxy solicitation will be borne by the Company. It is contemplated that this Proxy Statement and the related form of proxy will be first sent to shareholders on April 25, 2005.

     If the enclosed proxy is properly executed and returned, and the Shareholder specifies a choice on the proxy, the shares represented thereby will be voted (or withheld from voting) in accordance with the instructions contained therein. If the proxy is executed and returned but no specification is made, the proxy will be voted FOR the election of each of the nominees for director listed below and FOR the proposal to ratify the appointment of independent auditors. The Board of Directors of the Company knows of no business that will be presented for consideration at the Annual Meeting other than the matters described in this proxy statement. If any other matters are presented at the Annual Meeting, the proxy holders will vote the proxies in accordance with their judgment.

     A shareholder may revoke any proxy given pursuant to this solicitation at any time prior to its use, by the Shareholder voting in person at the meeting, by submitting a proxy bearing a date subsequent to the date on the proxy to be revoked or by written notice to the Secretary of the Company. A notice of revocation need not be on any specific form.

RECORD DATE AND VOTING SECURITIES

     The Board of Directors has fixed the close of business on April 11, 2005 as the record date for determining the holders of Common Stock and Class B Stock entitled to notice of and to vote at the meeting. On April 11, 2005, MOD-PAC had outstanding and entitled to vote at the meeting a total of 2,869,520 shares of Common Stock and 776,861 shares of Class B Stock. Each outstanding share of Common Stock is entitled to one vote and each outstanding share of Class B Stock is entitled to ten votes on all matters to be brought before the meeting.

     The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock and Class B Stock entitled to vote at the Annual Meeting will constitute a quorum. Each nominee for election as a director requires a plurality of the votes cast in order to be elected. A plurality means that the nominees with the largest number of votes are elected as directors up to the maximum number of directors to be elected at the Annual Meeting. A majority of the votes cast is required to approve the selection of the Company’s auditors. Under the law of the State of New York, the Company’s state of incorporation, only “votes cast” by the shareholders entitled to vote are determinative of the outcome of the matter subject to shareholder vote. Votes withheld will be counted in determining the existence of a quorum, but will not be counted towards such nominee’s, or any other nominee’s achievement of plurality, or in determining the votes cast on any other proposal.

THE COMPANY AFTER SPIN-OFF FROM ASTRONICS CORPORATION

     For the year ended December 31, 2002, MOD-PAC was a wholly-owned subsidiary of Astronics Corporation (“Astronics”). On March 14, 2003, MOD-PAC became a fully separate, publicly traded company (the “Spin-off”) upon the distribution to the common shareholders of Astronics of one share of MOD-PAC common stock for each two shares of Astronics common stock held, and to the Class B shareholders of Astronics one share of MOD-PAC Class B stock for every two shares of Astronics Class B stock held.

     Certain disclosure in this proxy statement for the year 2002 will include information regarding officers and directors of Astronics, including but not limited to actions taken by the Audit Committee and the Compensation Committee, then composed of directors of Astronics.

PROPOSAL 1

ELECTION OF DIRECTORS

     The Shareholders are being asked to elect five directors to the Company’s Board of Directors to hold office until the election and qualification of their successors at the next annual meeting. The five directors who are so elected will be all of the directors of the Company. Unless the proxy directs otherwise, the persons named in the enclosed form of proxy will vote for the election of the five nominees named below. If any of the nominees should be unable to serve as a director, or for good reason will not serve, the proxy will be voted in accordance with the best judgment of the person or persons acting under it. It is not anticipated that any of the nominees will be unable to serve.

     All nominees have been members of the Board since the date indicated. The nominees for director, their ages, their principal occupations during at least the past five years, their positions and offices with MOD-PAC and the date each was first elected a director of MOD-PAC are as follows:

Name and Age	Principal Occupation and Positions	First Appointed
of Nominee	and Offices with Astronics	Director
William G. Gisel, Jr. Age 52	Director; Executive Compensation, Audit and Nominating/Governance Committees of the Board of Directors. Chief Operating Officer of Rich Products Corporation	2003

Kevin T. Keane Age 72	Director; Chairman of the Board of the Company.	2002

Daniel G. Keane Age 39	Director; President and Chief Executive Officer.	2002

Robert J. McKenna Age 56	Director; Executive Compensation, Audit, and Nominating/Governance Committees of the Board of Directors. Since October 2001, President and Chief Executive Officer of Wenger Corporation. Prior to October 2001, President, Acme Electric Corporation.	2003

Howard Zemsky Age 45	Director; Executive Compensation, Audit and Nominating/Governance Committees of the Board of Directors. Since 2001, Managing Partner of Taurus Capital Partners LLC. From 1999-2001, President of IBP Deli Group of Companies. From 1989-1999 President of Russer Foods, Inc.	2003

     Daniel G. Keane is the son of Mr. Kevin Keane.

Other Directorships

     Mr. Kevin T. Keane and Mr. McKenna continue to serve on the Board of Directors of Astronics. None of the other directors presently serve on the Board of Directors of other publicly traded companies.

THE BOARD OF DIRECTORS RECOMMENDS UNANIMOUSLY A VOTE “FOR” EACH OF THE DIRECTOR NOMINEES.

CORPORATE GOVERNANCE AND BOARD MATTERS

Board of Directors Independence

     The Board of Directors has determined that each of its current directors, except for Messrs. Daniel G. Keane and Kevin T. Keane, is independent within the meaning of the NASDAQ Stock Market, Inc. director independence standards as currently in effect.

Board of Directors Meetings and Standing Committees

     The Board of Directors has three standing committees: an Audit Committee, Compensation Committee, and Nominating/Governance Committee. During the year ended December 31, 2004, the Board of Directors held 5 meetings. Each director attended at least 75% of the meetings of the Board of Directors and of all committees on which he served.

     The Audit Committee consists of Messrs. Gisel (Chair), McKenna and Zemsky, each of whom is independent within the meaning of the NASDAQ Stock Market, Inc. director independence standards as currently in effect. The Board of Directors has determined that Messrs. Gisel, McKenna and Zemsky are each an “audit committee financial expert” as defined under federal securities laws. Information regarding the functions performed by the Committee, its membership, and the number of meetings held during the fiscal year is set forth in the “Report of the Audit Committee,” included in this proxy statement. The Audit Committee held 4 meetings in 2004. The Audit Committee is governed by a written charter approved by the Board of Directors. The charter of the Audit Committee is presented as Exhibit 1 to this proxy statement and is posted on the Investor Information section of the Company’s website at www.modpac.com.

     The Compensation Committee consists of Messrs. Zemsky (Chair), Gisel and McKenna, each of whom is independent within the meaning of the NASDAQ Stock Market, Inc. director independence standards as currently in effect. The Compensation Committee is responsible for reviewing and approving compensation levels for the Company’s executive officers and reviewing and making recommendations to the Board of Directors with respect to other matters relating to the compensation practices of the Company. The Compensation Committee held two meetings in 2004.

     The Nominating/Governance Committee consists of Messrs. McKenna (Chair), Gisel and Zemsky, each of whom is independent within the meaning of the NASDAQ Stock Market, Inc. director independence standards as currently in effect. The Nominating/Governance Committee is responsible for evaluating and selecting candidates for the Board of Directors and addressing corporate governance matters on behalf of the Board of Directors. In performing its duties to recommend nominees for the Board of Directors, the Nominating/Governance Committee seeks director candidates with the following qualifications, at minimum: high character and integrity; substantial life or work experience that is of particular relevance to the Company; sufficient time available to devote to his or her duties; and ability and willingness to represent the interests of all shareholders rather than any special interest group. The Nominating/Governance Committee may use third-party search firms to identify Board of Director candidates. It also relies upon recommendations from a wide variety of its contacts, including current executive officers, directors, community leaders and shareholders, as a source for potential candidates. Shareholders wishing to submit or nominate candidates for election to the Board of Directors must supply information in writing regarding the candidate to the Nominating/Governance Committee at the Company’s executive offices in Buffalo, New York. This information should include the candidate’s name, biographical data and qualifications. Generally, the Nominating/Governance Committee will conduct a process of making a preliminary assessment of each proposed nominee based upon biographical data and qualifications. This information is evaluated against the criteria described above and the specific needs of the Company at the time. Additional information regarding proposed nominees may be requested. On the basis of the information gathered in this process, the Nominating/Governance Committee determines which nominee to recommend to the Board of Directors. The Nominating/Governance Committee uses the same process for evaluating all nominees, regardless of the source of the recommendation. The Nominating/Governance Committee did not meet in 2004. The Nominating/Governance Committee is not governed by a written charter but acts pursuant to a resolution adopted by the Board of Directors addressing the nomination process as required by federal securities laws and NASDAQ Stock Market, Inc. regulations.

Executive Sessions of the Board

     Non-management directors meet regularly in executive sessions. “Non-management” directors are all those directors who are not Company employees and includes directors, if any, who are not independent as determined by the Board of Directors. The Company’s non-management directors consist of all of its current directors, except Messrs. Daniel G. Keane and Kevin T. Keane. An executive session of the Company’s non-management directors is generally held in conjunction with each regularly scheduled Board of Directors meeting. Additional executive sessions may be called at the request of the Board of Directors or the non-management directors.

Code of Ethics

     The Board of Directors has adopted a Code of Business Conduct and Ethics that is applicable to its Chief Executive Officer, Chief Financial Officer as well as all other directors, officers and employees of the Company. This Code of Business Conduct and Ethics is posted on the Investor Information section of the Company’s website at www.modpac.com. The Company will disclose any amendment to this Code of Business Conduct and Ethics or waiver of a provision of this Code of Business Conduct and Ethics, including the name of any person to whom the waiver was granted, on its website.

Compensation of Directors

     For 2004, directors were paid a retainer at the annualized rate of $10,000 and an additional fee of $650 for each meeting attended.

     The Company’s 2003 Director Stock Option Plan for non-salaried outside directors provides for the grant of options to purchase up to an aggregate of 200,000 shares of Common Stock (subject to adjustment to reflect share distributions). Outside directors are eligible to receive options under this Plan at the discretion of a committee appointed by the Board of Directors who are not eligible to participate in the Plan. Under the Plan, the option price is not less than the fair market value of the shares optioned on the date of grant. There is no limit on the number of options that a participant may be granted under the Plan. Options are exercisable beginning six months after grant and for so long as the holder is a director of the Company, but not longer than ten years from the date of grant. In 2004, 12,000 options were granted under this plan.

Directors’ and Officers’ Indemnification Insurance

     On March 1, 2005, the Company obtained a Directors’ and Officers’ Liability Insurance policy written by American International Companies. The annual premium is $55,300. The policy provides indemnification benefits and the payment of expenses in actions instituted against any director or officer of the Company for claimed liability arising out of their conduct in such capacities. The Company has made no significant payments or claims of indemnification or expenses under any such insurance policies at any time.

Contacting the Board of Directors

     Although we do not have a formal policy regarding communications with the Board of Directors, shareholders may communicate with the Board of Directors by writing to: Board of Directors, MOD-PAC CORP., 1801 Elmwood Avenue, Buffalo, New York 14207. Shareholders who would like their submission directed to a particular director may so specify and the communication will be forwarded, as appropriate .

Report of Audit Committee

     The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management and the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

     The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent auditors the auditors’ independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of non-audit services with the auditors’ independence.

     The Committee discussed with the Company’s independent auditors the overall scope and plans for their audit. The Committee met with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

     In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended

December 31, 2004 for filing with the Securities and Exchange Commission. The Board of Directors has also determined that the members of the Committee are independent as defined in the regulations. The Board of Directors has determined that Mr. Gisel, an independent director, is an “audit committee financial expert,” as defined in the regulations.

February 16, 2005

William G. Gisel, Jr, Chairman
Robert J McKenna
Howard Zemsky

Section 16(a) Beneficial Ownership Reporting Compliance

     During 2004, all executive officers and directors of the Company timely filed with the Securities Exchange Commission all required reports with respect to beneficial ownership of the Company’s securities, except for Mr. Gisel. His open market purchase of 800 shares on October 27, 2004 was reported on November 3, 2004.

Certain Relationships and Related Transactions

     During the year ended December 31, 2004, the Company performed printing and order fulfillment services for VistaPrint Limited, resulting in revenue of $18,910,000. VistaPrint Limited owed MOD-PAC CORP. $1,870,000 at December 31, 2004 related to such services. Robert S. Keane, the son of Kevin T. Keane, is a shareholder in and chief executive officer of VistaPrint Limited. In addition, Kevin T. Keane is a shareholder in VistaPrint Limited, holding less than 5% of its capital stock. The 2004 revenue attributable to VistaPrint includes $2,443,000 of amortization of the $22 million advanced payment received on September 1, 2004 in connection with the new supply agreement announced in July 2004. Pursuant to this new supply agreement the Company is VistaPrint Limited’s exclusive North American supplier of printed products through August 30, 2005. This agreement, which replaced an agreement that extended to 2011 and whereby MOD-PAC charged VistaPrint on a cost plus one-third mark-up basis, sets prices on a unit basis and provides a framework for pricing products covered by any renewals or extensions through August 2007. The Board of Directors has reviewed the terms of the Company’s business relationship with VistaPrint and determined that such terms are fair.

EXECUTIVE COMPENSATION

Compensation Committee Report on Executive Compensation

     The Compensation Committee of the Board of Directors (the “Committee”) determines the compensation of the Chairman of the Board, Chief Executive Officer and other executive officers of the Company. The Committee is composed entirely of directors who are neither executive officers nor employees of the Company. In addition to determining the salary and bonus compensation for the Company’s executive officers, the Committee determines the grants under the Company’s Incentive Stock Option Plan and oversees the administration of other compensation plans and programs.

     Compensation of Executive Officers Generally

     The Company’s executive compensation program is designed to link executive pay to Company performance and to provide an incentive to executives to manage the Company with a view to enhancing stockholder value. Compensation criteria are evaluated annually to ensure they are appropriate and consistent with business objectives. Executive compensation policies and programs are intended to provide rewards related to Company and individual performance, stockholder value, retention of a strong management team and the encouragement of professional development and growth.

     Components of Compensation

     The primary components of the Company’s executive compensation program are salary, bonuses and stock options which become exercisable over time.

     Salary and Bonuses. The Committee reviews the salary of executive officers annually. The Committee’s review takes into consideration the Company’s performance with respect to customary financial and operating yardsticks, including revenues, operating income, earnings, cash flow, and return on shareholder equity. In making salary decisions, the Committee exercises its discretion and judgment based on the foregoing criteria, without applying a specific formula to each factor considered. The Committee also reviews an annual survey of the compensation levels of executives in similar industries. A substantial portion of executive compensation each year is in the form of bonuses, which are awarded by the Committee immediately following the fiscal year just concluded.

     Stock Options. The Committee believes that stock options are an important method of rewarding management and of aligning management’s interests with those of the stockholders. The Committee also recognizes that the Company conducts its business in competitive industries and that, in order to remain competitive and pursue a growth strategy, it must employ talented executives and managers. The Company believes that stock options are important in attracting and retaining such employees. For these reasons, the Company adopted the Stock Option Plan as a stock-based incentive program primarily for its officers and managers. Under the Stock Option Plan, the Committee may grant options to officers and managers who are expected to contribute to the Company’s success. In determining the size of stock option grants, the Committee focuses primarily on the Company’s performance and the role of the executives and managers in accomplishing performance objectives. Stock options generally become exercisable in equal installments over a five-year period and are granted with an exercise price equal to the fair market value of the Common Stock as of the date of grant.

     The Committee intends to continue using stock options as a long-term incentive for executive officers and managers. Because options provide rewards only to the extent the Company’s stock price increases and to the extent the executives remain with the Company until the options become exercisable, the Committee believes that stock options granted under the Stock Option Plan are an appropriate means to provide executives and managers with incentives that align their interests with those of stockholders.

     Compensation of the Chief Executive Officer

     Mr. Daniel G. Keane currently serves as Chief Executive Officer of the Company. He was compensated in 2004 utilizing the same general philosophy and criteria described above. The Committee believes that Mr. Keane’s performance for 2004 was strong, as reflected by the Company’s overall performance in comparison to the composite performance of companies in similar industries to the Company’s. The Committee believes that Mr. Keane’s total compensation for 2004 fairly and sufficiently rewarded him for performance.

February 16, 2005

Robert J. McKenna, Chairman
William G. Gisel, Jr.
Howard Zemsky

Executive Compensation Summary Table

     The following table sets forth the cash compensation as well as certain other compensation paid during the years ended December 31, 2004, 2003 and 2002, for our President and Chief Executive Officer. Mr. Kevin T. Keane and Mr. C. Anthony Rider were compensated in fiscal year 2002 as executive officers of Astronics, our parent corporation prior to the Spin-off.

SUMMARY COMPENSATION TABLE

		Annual Compensation
Name and
Principal				Other Annual	Securities	All Other
Position	Year	Salary	Bonus	Compensation(1)	Underlying Options	Compensation(2)
Daniel G. Keane	2004	$231,000	$159,390	$34,980	28,000	$14,000
President and Chief Executive	2003	224,000	134,400	89,002	31,921	14,000
Officer	2002	171,000	102,600	22,260	11,172	10,000

Kevin T. Keane	2004	$154,000	$103,500	$87,784	18,750	$6,624
Chairman of the Board of	2003	150,000	90,000	27,187	0	6,000
Directors

C. Anthony Rider	2004	$170,000	$99,000	35,431	20,650	$14,000
Chief Financial Office, Treasurer	2003	165,000	99,000	28,187	30,693	14,000
and Secretary

(1)	Represents personal use of company automobiles, group life insurance, medical expense, club fees and dues, and related gross-up for income taxes.

(2)	Represents contribution to the Company’s Profit Sharing/401k Plan made by the Company.

Stock Option Grant Table

     The following table sets forth information concerning stock option grants made on February 20, 2004 :

OPTION GRANTS IN FISCAL 2004

(Individual Grants)

					Potential Realizable Value at
					Assumed Rates of
					Stock Price Appreciation for
					Option Term
	Number of Securities	Percent of Total
	Underlying	Options Granted To	Exercise
	Options	Employees in	Price	Expiration
Name	Granted	Fiscal Year	($/Sh)	Date	5% ($)	10% ($)
Kevin T. Keane	18,750	18	8.44	2/20/14	99,523	274,312
Daniel G. Keane	28,000	27	8.44	2/20/14	148,620	376,633
C. Anthony Rider	20,650	20	8.44	2/20/14	109,608	277,767

     Potential realizable values are based on the assumed annual growth rates for the option term. The amounts set forth are not intended to forecast future appreciation, if any, of the stock price, which will depend on market conditions and the Company’s future performance and prospects.

Stock Option Exercises and Fiscal Year-End Value Table

     The following table provides information as to stock options exercised during the year ended December 31, 2004 and the value of each such executive officer’s unexercised stock options at December 31, 2004.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES

			Number of Securities		Value of Unexercised
			Underlying Unexercised		In-the-Money Options at
			Options at December 31, 2004		December 31, 2004 (2)
	Shares Acquired	Value
Name	or Exercised (#)	Realized(1)	Exercisable	Unexercisable	Exercisable	Unexercisable
Daniel G. Keane	22,195	$134,900	85,146	26,077	$430,965	$152,765
Kevin T. Keane	—	—	18,750	—	$81,000	—
C. Anthony Rider	—	—	32,343	41,621	$127,242	$218,315

(1)	Market value of stock less exercise price or base price.

(2)	Based upon the closing price of the Company’s Common Stock on the Nasdaq National Market System on December 31, 2004 of $12.76 per share.

Equity Compensation Plan Information

     The following table sets forth the aggregate information of the Company’s equity compensation plans in effect as of December 31, 2004.

Number of
Securities
Remaining for
	Number of		Future Issuance
	Securities to be		under Equity
	Issued upon	Weighted Average	Compensation Plans
	Exercise of	Exercise Price of	(excluding
	Outstanding	Outstanding	securities
	Options, Warrants	Options, Warrants	reflected in column
	and Rights	and Rights	(a))
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by security holders	316,650	$7.40	650,597

Equity compensation plans not approved by security holders	0	0	0

Total	316,650	$7.40	650,597

No equity compensation plans have been adopted without shareholder approval.

CORPORATE PERFORMANCE GRAPH

     The following graph compares the cumulative total shareholder return of (i) the Company, (ii) the Nasdaq Non-Financial Stocks and (iii) the NASDAQ US Index for the period March 14, 2003 through December 31, 2004.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information concerning persons known to the Company to own more than 5% of the outstanding shares of Common Stock or Class B Stock and the number of shares and percentage of each class beneficially owned by each director, each executive officer named in the Summary Compensation Table and by all directors and executive officers as a group as of April 11, 2005 (an asterisk indicates less than 1% beneficial ownership of the class):

	Shares of Common Stock		Shares of Class B Stock
Name and Address
of Owner (1)	Number	Percentage	Number	Percentage
William G. Gisel, Jr.(2)	4,800	*	—	—

Daniel G. Keane (3)	102,334	3.6%	46,283	6.0%

Kevin T. Keane (4)	168,234	5.9%	255,650	32.9%

Robert J. McKenna (2)	4,550	*	206	*

C. Anthony Rider (5)	41,001	1.4%	2,800	*

Howard Zemsky (2)	34,252	1.2%	—	—

John H. Lewis (6)	195,359	6.8%	—	—

Bjurman, Barry & Associates (7)	274,200	9.6%	—	—

All directors and executive officers as a group (6 persons)	355,171	12.4%	304,939	39.3%

(1)	The address for all directors and officers listed is: 1801 Elmwood Avenue, Buffalo, New York 14207.

(2)	Includes 4,000 shares of common stock subject to options exercisable within 60 days.

(3)	Includes 77,550 shares of Common Stock and 10,051 of Class B Stock subject to options exercisable within 60 days and 6,435 shares of Common Stock and 14,995 shares of Class B Stock owned by Mr. Daniel G. Keane’s wife, as to which he disclaims beneficial ownership.

(4)	Includes 29,439 shares of Common Stock and 12,414 shares of Class B Stock owned by Mr. Kevin Keane’s wife or held in trust for the benefit of Mr. Keane’s wife, as to which he disclaims beneficial ownership.

(5)	Includes 32,343 shares of Common Stock and 2,363 shares of Class B Stock subject to options exercisable within 60 days.

(6)	Information with respect to John H. Lewis and his holdings of common stock is based on Schedule 13G filed with the SEC on February 9. 2005. The holdings described above include 193,186 shares held by Osmium Capital, LP Mr. Lewis is the controlling member of Osmium Partners, LLC, which serves as the general partner of Osmium Capital, LP The stated address for John H. Lewis is 388 Market St., San Francisco Ca. 94111.

(7)	Information with respect to Bjurman, Barry and Associates is based on Schedule 13F filed with the SEC on February 9, 2005. The stated address for Bjurman, Barry and Associates is 10100 Santa Monica Blvd., Los Angeles, Ca. 90067.

PROPOSAL 2

APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Audit Committee, with the approval of the Board of Directors, has selected Ernst & Young LLP as the independent registered public accounting firm, to act as auditors of MOD-PAC Corp. for 2005. Representatives of Ernst & Young LLP are expected to attend the meeting and will have the opportunity to make a statement if they desire and will be available to respond to appropriate questions. Representatives of Ernst & Young LLP are expected to attend the meeting and will have the opportunity to make a statement if they desire and will be available to respond to appropriate questions .

     Auditor Fees. The following table sets forth the fees billed to the Company for the last fiscal year by the Company’s independent auditors, Ernst & Young LLP:

	2004	2003
Audit	$165,600	$74,400
Audit-related	8,360	0
Tax	12,080	15,900
All Other	0	0

The Audit Committee has adopted a policy that requires advance approval of all audit, audit-related, tax services, and other services performed by the independent auditor. The policy provides for pre-approval by the Audit Committee of specifically defined audit and non-audit services. Unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the permitted service before the independent auditor is engaged to perform it. The Audit Committee may delegate to an Audit Committee member the authority to approve permitted services provided that the delegated member reports any decisions to the committee at its next scheduled meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT AUDITORS.

PROPOSALS OF SHAREHOLDERS FOR 2006 ANNUAL MEETING

     To be considered for inclusion in the proxy materials for the 2006 Annual Meeting of Shareholders, shareholder proposals must be received by the Company no later than December 26, 2005.

     If a shareholder wishes to present a proposal at the Company’s 2006 Annual Meeting of Shareholders or to nominate one or more directors, and the proposal is not intended to be included in the Company’s proxy materials relating to that meeting, such proposal or nomination(s) must comply with the applicable provisions of the Company’s by-laws and applicable law. In general, the Company’s by-laws provide that with respect to a shareholder nomination for director, written notice must be addressed to the Secretary and be received by the Company no less than 60 nor more than 90 days prior to the first anniversary of the preceding year’s annual meeting. For purposes of the Company’s 2006 Annual Meeting of Shareholders, such notice must be received not later than March 27, 2006 and not earlier than February 25, 2006. The Company’s by-laws set out specific requirements that such written notices must satisfy.

     With respect to shareholder proposals (other than nominations for directors) that are not intended to be included in the Company’s proxy materials relating to the 2005 Annual Meeting of Shareholders, such proposals are subject to the rules adopted by the SEC relating to the exercise of discretionary voting authority unless notice of such a proposal is received by the Company no later than March 6, 2006..

OTHER BUSINESS

     The Board of Directors knows of no other matters to be voted upon at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote on such matters in accordance with their judgment.

     Copies of the 2004 Annual Report to Shareholders of MOD-PAC have been mailed to shareholders. Additional copies of the Annual Report, as well as this Proxy Statement, Proxy Card(s), and Notice of Annual Meeting of Shareholders, may be obtained from MOD-PAC CORP., 1801 Elmwood Avenue, Buffalo, NY 14207.

     A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED WITHOUT CHARGE TO SHAREHOLDERS, BENEFICIALLY OR OF RECORD ON APRIL 11, 2005, ON REQUEST TO SHAREHOLDER RELATIONS, MOD-PAC CORP., 1801 ELMWOOD AVENUE, BUFFALO, NEW YORK 14207.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ C. Anthony Rider, Secretary

Buffalo, New York
April 25, 2005

Exhibit

MOD-PAC CORP.

Audit Committee Charter

Organization

     This charter governs the operations of the audit committee. The committee shall review and reassess the charter at least annually and obtain the approval of the board of directors. The committee shall be members of, and appointed by, the board of directors and shall comprise at least three directors, each of whom are independent of management and the Company. Members of the committee shall be considered independent as long as they do not accept any consulting, advisory, or other compensatory fee from the Company and are not an affiliated person of the Company or its subsidiaries, and meet the independence requirements of the stock exchange listing standards. All committee members shall be financially literate, and at least one member shall be a “financial expert,” as defined by SEC regulations.

Purpose

     The audit committee shall provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to: the integrity of the Company’s financial statements; the financial reporting process; the systems of internal accounting and financial controls; the performance of the Company’s internal audit function and independent auditors; the independent auditor’s qualifications and independence; an the Company’s compliance with ethics policies and legal and regulatory requirements. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors, the internal auditors, and management of the Company.

     In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the authority to engage independent counsel and other advisers as it determines necessary to carry out its duties.

Duties and Responsibilities

     The primary responsibility of the audit committee is to oversee the Company’s financial reporting process on behalf of the board and report the results of their activities to the board. While the audit committee has the responsibilities and powers set forth in this Charter, it is not the duty of the audit committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company’s financial statements and for reviewing the Company’s unaudited interim financial statements.

     The committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take appropriate actions to set the overall corporate “tone” for quality financial reporting, sound business risk practices, and ethical behavior. The following shall be the principal duties and responsibilities of the audit committee. These are set forth as a guide with the understanding that the committee may supplement them as appropriate.

     The committee shall be directly responsible for the appointment and termination (subject, if applicable, to shareholder ratification), compensation, and oversight of the work of the independent auditors, including resolution of disagreements between management and the auditor regarding financial reporting. The committee shall pre-approve all audit and non-audit services provided by the independent auditors and shall not engage the independent auditors to perform the specific non-audit services proscribed by law or regulation. The committee may delegate pre-approval authority to a member of the audit committee. The decision of any audit committee member to whom pre-approval authority is delegated must be presented to the full audit committee at its next scheduled meeting.

     At least annually, the committee shall obtain and review a report by the independent auditors describing:

-	The firm’s internal quality control procedures.

-	Any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.

-	All relationships between the independent auditor and the Company (to assess the auditor’s independence).

     In addition, the committee shall set clear hiring policies for employees or former employees of the independent auditors that meet the SEC regulations and stock exchange listing standards.

     The committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits, including the adequacy of staffing and compensation. Also, the committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company’s policies and procedures to assess, monitor, and manage business risk, and legal and ethical compliance programs (e.g., Company’s Code of Conduct).

     The committee shall meet separately periodically with management, the internal auditors, and the independent auditors to discuss issues and concerns warranting committee attention. The committee shall provide sufficient opportunity for the internal auditors and the independent auditors to meet privately with the members of the committee. The committee shall review with the independent auditor and audit problems or difficulties and management’s response.

     The committee shall receive regular reports from the independent auditor on the critical policies and practices of the Company, and all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management.

     The committee shall review management’s assertion on its assessment of the effectiveness of internal controls as of the end of the most recent fiscal year and the independent auditors’ report on management’s assertion.

     The committee shall review and discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

     The committee shall review the interim financial statements and disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations with management and the independent auditors prior to the filing of the Company’s Quarterly Report on Form 10-Q. Also, the committee shall discuss the results of the quarterly review, and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

     The committee shall review with management and independent auditors the financial statements and disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations to be included in the Company’s Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

     The committee shall establish procedures for the receipt, retention, and treatment of complaints received by the issuer regarding accounting, internal accounting controls, or auditing matters, and the confidential anonymous submission by employees of the issuer of concerns regarding questionable accounting or auditing matters.

     The committee shall receive corporate attorney’s reports of evidence of a material violation of securities laws or breaches of fiduciary duty.

     The committee also prepares its report to be included in the Company’s annual proxy statement, as required by SEC regulations.

     The committee shall perform an evaluation of its performance at least annually to determine whether it is functioning effectively.

ANNUAL MEETING OF SHAREHOLDERS OF

MOD-PAC CORP.

May 26, 2005

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

ê Please detach along perforated line and mail in the envelope provided. ê

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

☐	FOR ALL NOMINEES

☐	WITHHOLD AUTHORITY FOR ALL NOMINEES

☐	FOR ALL EXCEPT (See instructions below)

NOMINEES:
O	William G. Gisel, Jr.
O	Daniel G. Keane
O	Kevin T. Keane
O	Robert J. McKenna
O	Howard Zemsky

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ĺ

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

		FOR	AGAINST	ABSTAIN
2.	Ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Company for the current fiscal year.	☐	☐	☐

3.	In their discretion, upon such other business as may properly come before the Annual Meeting or any adjournments.

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

PROXY	PROXY

MOD-PAC CORP.

1801 Elmwood Avenue
Buffalo, New York 14207

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF SHAREHOLDERS
ON MAY 26, 2005, AT 11:00 A.M.

     The undersigned hereby appoints Kevin T. Keane and C. Anthony Rider, and each of them, proxies with the powers the undersigned would possess if personally present and with full power of substitution, to vote all shares of Class B and Common Stock of the undersigned at the Annual Meeting of Shareholders of MOD-PAC CORP., to be held at the Company’s headquarters, 1801 Elmwood Avenue, Buffalo, New York 14207, on May 26, 2005, at 11:00 a.m. and at any adjournments, upon matters described in the Proxy Statement furnished herewith and all other subjects that may properly come before the meeting.

     IF NO DIRECTIONS ARE GIVEN, THE INDIVIDUALS DESIGNATED ABOVE WILL VOTE FOR THE NOMINEES FOR DIRECTOR LISTED HEREIN AND, AT THEIR DISCRETION, ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

(Continued and to be signed on the reverse side.)

ANNUAL MEETING OF SHAREHOLDERS OF

MOD-PAC CORP.

May 26, 2005

PROXY VOTING INSTRUCTIONS

MAIL — Date, sign and mail your proxy card in the envelope provided as soon as possible.

- OR -

TELEPHONE — Call toll-free 1-800-PROXIES
(1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

COMPANY NUMBER
ACCOUNT NUMBER

You may enter your voting instructions at 1-800-PROXIES up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

ê Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone. ê

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

☐	FOR ALL NOMINEES

☐	WITHHOLD AUTHORITY FOR ALL NOMINEES

☐	FOR ALL EXCEPT (See instructions below)

NOMINEES:
O	William G. Gisel, Jr.
O	Daniel G. Keane
O	Kevin T. Keane
O	Robert J. McKenna
O	Howard Zemsky

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ĺ

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

		FOR	AGAINST	ABSTAIN
2.	Ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Company for the current fiscal year.	☐	☐	☐

3.	In their discretion, upon such other business as may properly come before the Annual Meeting or any adjournments.

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.